Hennessy Equity and Income Fund
Schedule of Investments
July 31, 2024 (Unaudited)

COMMON STOCKS — 69.54%	Number of Shares	Value	% of Net Assets

Communication Services — 4.73%
Alphabet, Inc., Class C	16,912	$2,928,313	4.73%

Consumer Discretionary — 8.19%
CarMax, Inc.(a)	8,757	739,441	1.20%
Lowe's Companies, Inc.	3,573	877,208	1.42%
O'Reilly Automotive, Inc.(a)	806	907,830	1.47%
Starbucks Corp.	12,869	1,003,138	1.62%
The Home Depot, Inc.	4,168	1,534,491	2.48%
		5,062,108	8.19%
Consumer Staples — 5.67%
Altria Group, Inc.	25,075	1,228,926	1.99%
Church & Dwight Co., Inc.	11,631	1,139,954	1.84%
Nestlé S.A. ADR	11,240	1,135,128	1.84%
		3,504,008	5.67%
Energy — 1.89%
Chevron Corp.	7,280	1,168,222	1.89%

Financials — 21.17%
Berkshire Hathaway, Inc., Class B(a)	6,928	3,037,928	4.91%
BlackRock, Inc.	2,311	2,025,591	3.28%
Chubb, Ltd.	4,946	1,363,414	2.20%
Fiserv, Inc.(a)	10,129	1,656,801	2.68%
The Charles Schwab Corp.	20,503	1,336,591	2.16%
The Progressive Corp.	9,470	2,027,716	3.28%
Visa, Inc., Class A	6,186	1,643,435	2.66%
		13,091,476	21.17%
Health Care — 2.35%
Johnson & Johnson	5,772	911,110	1.47%
Pfizer, Inc.	17,733	541,566	0.88%
		1,452,676	2.35%
Industrials — 9.44%
FedEx Corp.	4,953	1,497,044	2.42%
Norfolk Southern Corp.	7,534	1,880,185	3.04%
Old Dominion Freight Line, Inc.	4,911	1,032,194	1.67%
Republic Services, Inc.	7,345	1,427,280	2.31%
		5,836,703	9.44%
Information Technology — 8.29%
Apple, Inc.	12,365	2,746,019	4.44%
TE Connectivity, Ltd.	5,517	851,439	1.38%
Texas Instruments, Inc.	7,512	1,531,021	2.47%
		5,128,479	8.29%
Materials — 7.81%
Air Products and Chemicals, Inc.	7,124	1,879,667	3.04%
Martin Marietta Materials, Inc.	2,600	1,542,710	2.49%
NewMarket Corp.	2,516	1,411,149	2.28%
		4,833,526	7.81%
Total Common Stocks
(Cost $23,120,307)		43,005,511	69.54%

Corporate Bonds — 13.15%	Par Amount	Value	% of Net Assets
Communication Services — 1.51%
AT&T, Inc., 4.250%, 3/1/2027	550,000	542,928	0.88%
Comcast Corp., 4.650%, 2/15/2033	250,000	246,136	0.40%
T-Mobile USA, Inc., 3.875%, 4/15/2030	150,000	142,563	0.23%
		931,627	1.51%
Consumer Discretionary — 0.46%
Lowe's Companies, Inc., 2.625%, 4/1/2031	325,000	283,113	0.46%

Energy — 0.66%
The Williams Companies, Inc., 2.600%, 3/15/2031	475,000	409,729	0.66%

Financials — 6.06%
Aflac, Inc., 3.600%, 4/1/2030	300,000	282,303	0.46%
Bank of America Corp., 2.299% to 7/21/2031 then SOFR + 1.220%, 07/21/2032(b)	575,000	481,510	0.78%
Huntington Bancshares, Inc.
4.000%, 5/15/2025	365,000	360,530	0.58%
2.550%, 2/4/2030	525,000	459,959	0.74%
JPMorgan Chase & Co., 2.069% to 6/1/2028 then SOFR + 1.015%, 06/01/2029(b)	325,000	293,436	0.47%
Morgan Stanley, 2.239% to 7/21/2031 then SOFR + 1.178%, 07/21/2032(b)	680,000	566,000	0.92%
Prudential Financial, Inc., 3.878%, 3/27/2028	260,000	253,027	0.41%
Regions Financial Corp., 1.800%, 8/12/2028	325,000	286,092	0.46%
State Street Corp., 4.821% to 1/26/2033 then SOFR + 1.567%, 01/26/2034(b)	175,000	172,417	0.28%
The Goldman Sachs Group, Inc., 4.223% to 5/1/2028 then 3 Month CME Term SOFR + 1.563%, 05/01/2029(b)	300,000	292,466	0.47%
Wells Fargo & Co., 5.499% to 1/23/2034 then SOFR + 1.780%, 01/23/2035(b)	300,000	304,786	0.49%
		3,752,526	6.06%
Health Care — 1.69%
Edwards Lifesciences Corp., 4.300%, 6/15/2028	700,000	684,321	1.11%
Regeneron Pharmaceuticals, Inc., 1.750%, 9/15/2030	425,000	357,962	0.58%
		1,042,283	1.69%
Industrials — 1.11%
General Electric Co., 3.625%, 5/1/2030	380,000	355,073	0.57%
The Boeing Co., 2.196%, 2/4/2026	225,000	213,961	0.35%
Timken Co., 6.875%, 5/8/2028	110,000	114,672	0.19%
		683,706	1.11%
Information Technology — 1.66%
Autodesk, Inc., 2.850%, 1/15/2030	675,000	614,504	0.99%
Broadcom, Inc., 4.110%, 9/15/2028	425,000	415,516	0.67%
		1,030,020	1.66%
Total Corporate Bonds
(Cost $8,809,858)		8,133,004	13.15%

Mortgage-Backed Securities — 3.02%	Par Amount	Value	% of Net Assets
Federal Agency Mortgage-Backed Obligations — 3.02%
Fannie Mae Pool
3.000%, AU4405, 10/1/2043	750,358	677,677	1.10%
3.500%, AB4300, 1/1/2042	131,914	123,151	0.20%
6.000%, 928831, 10/1/2037	70,906	72,517	0.12%
Fannie Mae REMICS
Series 2013-52, 1.250%, 6/25/2043	34,824	28,765	0.05%
Series 2012-16, 2.000%, 11/25/2041	31,076	27,559	0.04%
Freddie Mac Gold Pool
5.500%, G02922, 4/1/2037	24,763	25,229	0.04%
3.000%, Q08238, 5/1/2042	398,950	361,579	0.58%
3.000%, Q11129, 9/1/2042	465,409	421,825	0.68%
Freddie Mac REMICS
Series 4146, 1.500%, 10/15/2042	5,326	5,176	0.01%
Series 4309, 2.000%, 10/15/2043	25,988	23,725	0.04%
Series 3870, 2.750%, 1/15/2041	6,809	6,595	0.01%
Series 4322, 3.000%, 5/15/2043	32,229	31,235	0.05%
Government National Mortgage Association, Series 2013-24, 1.750%, 2/16/2043	71,343	62,061	0.10%
Total Mortgage-Backed Securities
(Cost $2,052,746)		1,867,094	3.02%

U.S. Treasury Obligations — 13.51%	Par Amount	Value	% of Net Assets
U.S. Treasury Notes - 13.51%
0.625%, 3/31/2027	450,000	410,045	0.66%
0.750%, 4/30/2026	1,000,000	938,770	1.52%
1.250%, 12/31/2026	625,000	582,935	0.94%
1.875%, 7/31/2026	1,350,000	1,286,930	2.08%
2.750%, 8/15/2032	300,000	273,064	0.44%
3.000%, 10/31/2025	450,000	441,123	0.71%
3.375%, 5/15/2033	200,000	189,492	0.31%
3.500%, 2/15/2033	225,000	215,490	0.35%
3.625%, 5/15/2026	350,000	345,290	0.56%
4.000%, 2/15/2034	200,000	198,391	0.32%
4.125%, 11/15/2032	200,000	200,793	0.32%
4.125%, 9/30/2027	275,000	275,145	0.45%
4.125%, 10/31/2027	400,000	400,219	0.65%
4.375%, 11/30/2028	550,000	557,627	0.90%
4.500%, 11/15/2033	275,000	283,357	0.46%
4.625%, 11/15/2026	500,000	503,828	0.81%
4.875%, 11/30/2025	1,050,000	1,053,486	1.70%
4.875%, 5/31/2026	200,000	201,617	0.33%
Total U.S. Treasury Obligations
(Cost $8,572,625)		8,357,602	13.51%

SHORT-TERM INVESTMENTS — 0.60%	Shares	Value	% of Net Assets
Money Market Funds — 0.60%
First American Government Obligations Fund - Class X, 5.228%(c)	371,212	371,212	0.60%

Total Short-Term Investments
(Cost $371,212)		371,212	0.60%

Total Investments
(Cost $42,926,748) — 99.82%		61,734,423	99.82%
Other Assets in Excess of Liabilities - 0.18%		112,823	0.18%
TOTAL NET ASSETS — 100.00%		$61,847,246	100.00%

Percentages are stated as a percent of net assets.

ADR	—	American Depositary Receipt
SOFR	—	Secured Overnight Financing Rate

(a)	Non-income producing security.
(b)	Variable rate security; rate disclosed is the rate as of July 31, 2024.
(c)	The rate listed is the fund’s seven-day yield as of July 31, 2024.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor's Financial Services LLC. It has been licensed for use by the Hennessy Funds.

Summary of Fair Value Exposure as of July 31, 2024

The Fund follows its valuation policies and procedures in determining its net asset value ("NAV") and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 – Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, such security will be valued at its fair value under the Fund’s established fair valuation procedures as implemented by Hennessy Advisors, Inc. (the “Advisor”), the Fund’s valuation designee. The Advisor, as the valuation designee, is subject to the oversight of the Board of Trustees of the Fund. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Advisor instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund's securities as of July 31, 2024, are as follows:

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$2,928,313	$—	$—	$2,928,313
Consumer Discretionary	5,062,108	—	—	5,062,108
Consumer Staples	3,504,008	—	—	3,504,008
Energy	1,168,222	—	—	1,168,222
Financials	13,091,476	—	—	13,091,476
Health Care	1,452,676	—	—	1,452,676
Industrials	5,836,703	—	—	5,836,703
Information Technology	5,128,479	—	—	5,128,479
Materials	4,833,526	—	—	4,833,526
Total Common Stocks	$43,005,511	$—	$—	$43,005,511

Corporate Bonds
Communication Services	$—	$931,627	$—	$931,627
Consumer Discretionary	—	283,113	—	283,113
Energy	—	409,729	—	409,729
Financials	—	3,752,526	—	3,752,526
Health Care	—	1,042,283	—	1,042,283
Industrials	—	683,706	—	683,706
Information Technology	—	1,030,020	—	1,030,020
Total Corporate Bonds	$—	$8,133,004	$—	$8,133,004

Mortgage-Backed Securities
Federal Agency Mortgage-Backed Obligations	$—	$1,867,094	$—	$1,867,094
Total Mortgage-Backed Securities	$—	$1,867,094	$—	$1,867,094

U.S. Treasury Obligations
U.S. Treasury Notes	$—	$8,357,602	$—	$8,357,602
Total U.S. Treasury Obligations	$—	$8,357,602	$—	$8,357,602

Short-Term Investments
Money Market Funds	$371,212	$—	$—	$371,212
Total Short-Term Investments	$371,212	$—	$—	$371,212
Total Investments	$43,376,723	$18,357,700	$—	$61,734,423